Summary Prospectus
March 30, 2023
www.Infracapequityincomefundetf.com
InfraCap Equity Income Fund ETF
Trading Symbol: ICAP
Listed on NYSE Arca

Before you invest, you may want to review the InfraCap Equity Income Fund ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated March 30, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.Infracapequityincomefundetf.com. You can also get this information at no cost by calling 800-617-0004 or by sending an email request to ETF@usbank.com.
Investment Objective
The InfraCap Equity Income Fund ETF (the “Fund”) seeks to maximize income and pursue total return opportunities.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.80%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(2)	0.91%
Total Annual Fund Operating Expenses	1.71%
(1)The management fee is structure as a “unified fee.” Infrastructure Capital Advisors LLC (the “Adviser”) has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”)
(2)“Other Expenses” is composed of interest charges on borrowings, dividends and other expenses on securities sold short, which are Excluded Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$174	$539	$928	$2,019

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period ended November 30, 2022, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that pay dividends during normal market conditions. The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities. The Fund may invest in the equity securities of companies of any market capitalization. To assist the Adviser’s portfolio management process, the Adviser may purchase and write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio.
The Fund invests primarily in securities of U.S. companies, but may invest in foreign securities, including securities of companies located in emerging markets. The Fund’s investments in foreign securities may include sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), U.S. dollar-denominated foreign securities, direct foreign securities (purchased on a foreign exchange), and securities of companies incorporated outside the U.S. but whose securities are publicly traded on a U.S. exchange. The Fund may also invest in real estate investment trusts (“REITs”), companies in the utilities industry, companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities, and master limited partnerships (“MLPs”). A REIT is a corporation, trust or association dedicated to owning, operating or financing income-producing real estate. MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. Utilities companies include companies that produce or distribute gas, electricity or water.
The Fund may purchase and write put and call options on equity securities and equity security indices in an effort to generate additional income, reduce volatility or hedge against market or other risks in the Fund’s portfolio. The Fund intends to enter into swap agreements, including total return swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities. The Fund may engage in short sales of securities in its portfolio to hedge against market, interest-rate, commodity, inflation and credit risk and to facilitate total return opportunities. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. The Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 20% of the Fund’s net assets.
The Fund may invest up to 20% of its net assets in fixed income securities of varying duration, maturity and credit quality, including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds”. The Fund is also authorized to borrow from banks for investment purposes an amount up to 33 1/3% of its total assets (including the amount borrowed), in compliance with the Investment Company Act of 1940 (the “1940 Act”). The use of borrowings to purchase additional securities is known as leverage.The Fund’s use of leverage will vary depending on market conditions. However, under normal market conditions, the Fund will employ leverage in an amount of between 15% and 25% of the Fund’s net assets.
The Adviser is a top-down manager, making investment decisions with global macroeconomic factors in mind. The Adviser actively manages the assets of the portfolio pursuant to a variety of quantitative, qualitative, and relative valuation factors. As an example, when selecting securities that are subject to a call provision, the Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the security was held until its call date). As part of it’s quantitative analysis when selecting securities and constructing the portfolio, the Adviser will evaluate potential investments with respect to key variables, including, without limitation, the competitive position of a company, the perceived ability of the company to earn a high return on capital, the historical and projected stability and reliability of the profits of the company, the anticipated ability of the company to generate cash in excess of its growth needs, and the company’s ability to obtain additional capital. The Adviser will also consider data points such as current yield, market capitalization, financial risk profiles, and relative values based on various time horizons.
To obtain high yield and total return, the Adviser will favor sectors and industries that it currently views are undervalued on a relative basis. For example, the Adviser may overweight issuers in the real estate sector over the financial sector, when the market has oversold a real estate sector or has overbought a financial sector. In addition, to reduce volatility, the Adviser may add preferred equity securities, which, under normal market conditions, have historically lower volatility than common equity securities. In addition, when constructing and maintaining the portfolio, the Adviser will consider macroeconomic factors and outlook with the goal of achieving diversification and the Fund’s objectives.
Depending on the current market environment, the Adviser may select investments in sectors such as Utilities, REITs, Industrials and Pipelines, when it believes equity securities of these sectors offer high dividends and total return opportunities on a relative basis. The Fund may invest in limited partnership interest through MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and other investment companies that invest in MLPs.
In addition to quantitative, qualitative, and relative valuation factors, the Adviser aims to achieve an investment philosophy that is: (1) driven by discipline, (2) applied consistently, and (3) centered around risk management. The Adviser will execute a transaction after considering the time horizon for the investment and the portfolio’s positioning. Factors considered as part of the sell discipline include excessive valuation, opportunities to shift to more favorable investments, lack of confidence in the original thesis, changes in the company’s fundamental position, and whether a better opportunity exists to further the Fund’s strategy. The Adviser expects to engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.
Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest without consideration of a company’s track record of paying dividends. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. This may lead to the widening of bid/ask spreads quoted throughout the day.
Newer Fund Risk. As of the date of this Prospectus, the Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. Further, market markers (other than lead market markers) have no obligation to make markets in the Shares and may discontinue doing o at any time without notice.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's NAV per share. If the Adviser is incorrect about their expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. The Fund may enter into total return swaps, among other instruments, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset. Such swap arrangements are OTC derivatives that may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.
Options Risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.
Tax Risk. The Fund’s investments in options may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. Premiums earned by the Fund from its use of options investments are treated as short-term capital gains, and are taxable as ordinary income.
Counterparty Risk. The Fund may use swap agreements to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Leverage Risk. Leverage is investment exposure which exceeds the initial amount invested. When the Fund borrows money for investment purposes, or when the Fund engages in certain derivative transactions, such as options, the Fund may become leveraged. The loss on a leveraged derivative instruments may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The Fund will segregate liquid assets or otherwise cover transactions that may give rise to leverage to the extent required by the 1940 Act. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its borrowing obligations or to meet segregation requirements.
Short Sale Risk. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Covering such short positions on a discretionary basis may not mitigate short sales risk. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.
Investments in Companies with Business Related to Commodities. Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.
Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Small- and Mid-Capitalization Companies Risk. The Fund may invest in the securities of small- and mid-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small- and mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Preferred Stock Risk. Preferred stocks may be more volatile than fixed-income securities and are more correlated with the issuer’s underlying common stock than fixed-income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer. Preferred stock market values may change based on changes in interest rates.
Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. REITs may also be adversely affected by failure to qualify as REIT under the Code, poor management, environmental problems, property tax increases or changes in federal, state or local regulation.
Utilities Risk. Utilities companies include companies that produce or distribute gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital markets’ ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utilities companies.
Pipelines/MLP Risk. Investments in securities of Master Limited Partnership (“MLPs”) involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLP interests may not be as liquid as other more commonly traded equity securities.
Foreign Investments and Emerging Markets Risk. Securities of non-U.S. issuers, including those located in foreign countries, may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.
Depositary Receipts Risk. ADRs, GDRs, and IDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR.

High Portfolio Turnover Risk. A high portfolio turnover rate has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Credit Risk. An issuer of debt securities may not make timely payments of principal and interest and may default entirely in its obligations. A decrease in the issuer’s credit rating may lower the value of debt securities.
Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.
High Yield Debt Securities (“Junk” Bond) Risk. Below investment-grade debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic caused by COVID-19 and subsequent efforts to contain its spread have resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. In addition, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Adviser or other service providers are unavailable due to quarantines, restrictions on travel, or other restrictions imposed by state or federal regulatory authorities. The duration and future impact of COVID-19 may exacerbate the other risks that apply to the Fund and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy AP transaction requests, and negatively affect the Fund’s performance.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows the Fund’s performance for each full calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.Infracapequityincomefundetf.com or by calling the Fund toll-free at 800-617-0004.

Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 11.79% (for the quarter ended December 31, 2022) and the worst performance was -11.86% (for the quarter ended September 30, 2022).

Average Annual Total Return as of December 31, 2022
	1 Year	Since Inception (December 28, 2021)
InfraCap Equity Income Fund ETF
Return Before Taxes	-9.35%	-8.89%
Return After Taxes on Distributions	-12.21%	-11.75%
Return After Taxes on Distributions and Sale of Fund Shares	-5.34%	-7.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-18.31%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides a tax deduction that may benefit the investor.
Management
Investment Adviser
Infrastructure Capital Advisors, LLC is the Fund’s investment adviser.
Portfolio Manager
Jay D. Hatfield, founder and president of the Adviser, is the portfolio manager responsible for the day-to-day management of the Fund. Mr. Hatfield has managed the Fund since its inception on December 28, 2021.
Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.Infracapequityincomefundetf.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.